UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 22, 2003

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-11852	62-1507028
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3310 West End Avenue
Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EX-99.1 PRESS RELEASE 07/22/03
EX-99.2 PRESS RELEASE 07/24/03
EX-99.3 SUPPLEMENTAL DATA REPORT 07/24/03

Item 7. Financial Statements and Exhibits

     c) Exhibits

99.1	Second quarter dividend press release, dated July 22, 2003.
99.2	Second quarter earnings press release, dated July 24, 2003.
99.3	Supplemental Data Report, dated July 24, 2003, for the three months ended June 30, 2003.

Item 9. Regulation FD Disclosure

     Healthcare Realty Trust is furnishing its quarterly dividend announcement dated July 22, 2003 and its Supplemental Data Report dated July 24, 2003 which is contained on its website (www.healthcarerealty.com). Healthcare Realty Trust is furnishing its earnings press release dated July 24, 2003 pursuant to Items 9 and 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By /s/ Scott W. Holmes

Scott W. Holmes
Senior Vice President
and Chief Financial Officer

Date: July 22, 2003